SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 29, 2000
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                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                     000-25169                82-049021
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(State or other jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)



33 Harbor Square, Suite 202, Toronto, Ontario Canada              M5J 2G2
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code    416/364-2551
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          (Former name or former address, if changed since last report)

     Item 5. Other Events

     Generex has entered into a Common Stock Purchase Agreement with Tradersbloom Limited, a British Virgin Islands corporation, pursuant to which we may elect to sell to Tradersbloom, from time to time during the term of the Purchase Agreement, shares of our common stock, up to a maximum sale of $50,000,000. Tradersbloom's commitment to purchase shares under this Purchase Agreement is conditioned upon our registering for resale under the Securities Act all shares that are sold under the Purchase Agreement pursuant to a Registration Rights Agreement entered into concurrently with the Purchase Agreement, as well as other conditions and limitations set forth in the Agreement, including the limitation that Tradersbloom may not be required to purchase more than $5,000,000 of our common stock during any investment period of 22 consecutive trading days.

     The Purchase Agreement was arranged by Ladenburg Thalmann & Co., which will receive a cash commission of 5% upon the sale of shares under the Purchase Agreement. We also paid Ladenburg a $35,000 non-accountable expense allowance in connection with this transaction, and issued to Ladenburg warrants to purchase 236,986 shares of our common stock ("Equity Line Warrants") as partial compensation for its services. Edmund Chavez, an individual who introduced us to Ladenburg, will receive a finder's fee equal to 2% of sales under the Agreement, and received Equity Line Warrants to purchase 94,675 shares. We also issued 236,986 Equity Line Warrants to Tradersbloom in lieu of a minimum commitment to draw upon the equity line furnished by Tradersbloom under the Purchase Agreement.

     The Equity Line Warrants issued to Ladenburg, Tradersbloom and Chavez are exercisable at a price of $12.15 per share, expire on August 14, 2003, and contain anti-dilution and other terms that are typical of securities of this nature.

     Copies of the Purchase Agreement, Registration Rights Agreement and form of Warrants issued are filed as Exhibits with this Report.

     The Equity Line Warrants have been issued, and the shares issuable pursuant to the Purchase Agreement will be sold, without registration under the Securities Act in reliance upon the exemption from registration provided in
Section 4(2) thereof and Rule 506, Regulation D promulgated thereunder. As indicated above, the shares sold to Tradersbloom pursuant to the Purchase Agreement and the common stock issuable on exercise of the Equity Line Warrants will be registered for resale.

     Item 7. Financial Statements and Exhibits

     (a)    Financial Statements.
            None.

     (b)    Exhibits.

     The following Exhibits are being filed herewith:

Exhibit 99.1 Common Stock Purchase Agreement with Tradersbloom Limited dated August 14, 2000

Exhibit 99.2 Registration Rights Agreement with Tradersbloom Limited dated August 14, 2000

Exhibit 99.3 Form of Warrant issued to Ladenburg Thalmann & Co., Tradersbloom Limited and Edmund Chavez in connection with the execution of Common Stock Purchase Agreement dated August 14, 2000


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GENEREX BIOTECHNOLOGY CORPORATION



Dated:     August 31, 2000           By: /s/ E. Mark Perri
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                                             E. Mark Perri, Chairman and CFO